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                                                                      EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of NMHG Holding Co. (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: May 10, 2004                                 /s/ Reginald R. Eklund
                                                 -----------------------------
                                                       Reginald R. Eklund
                                                         President and
                                                    Chief Executive Officer
                                                 (Principal Executive Officer)

Date: May 10, 2004                                  /s/ Michael K. Smith
                                                 -----------------------------
                                                        Michael K. Smith
                                                  Vice President, Finance and
                                                    Information Systems, and
                                                    Chief Financial Officer
                                                 (Principal Financial Officer)